UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018

RTW RETAILWINDS, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-32315	33-1031445
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of Principal Executive Offices, including Zip Code)

(212) 884-2000
  (Registrant’s telephone number, including area code)

New York & Company, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2018, New York & Company, Inc. filed an amendment to its certificate of incorporation to change its name from New York & Company, Inc. to RTW Retailwinds, Inc., effective as of such date. The company’s common stock began trading under the new name on the New York Stock Exchange, under the ticker symbol “RTW”, as of the opening of trading on November 20, 2018.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment of Restated Certificate of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Sheamus Toal
Executive Vice President and Chief Financial Officer

Date: November 20, 2018

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